                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ----------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 14, 1999
                                  ------------
                Date of Report (Date of earliest event reported)

                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



      Pennsylvania                  1-2116                  23-0366390
      ------------                  ------                  ----------
 (State of Organization)  (Commission File Number)      (IRS Employer
                                                        Identification No.)


                              2500 Columbia Avenue
                         Lancaster, Pennsylvania 17603
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)

                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.
         ------------

         On May 19, 1999, Armstrong World Industries, Inc. (the "Company") completed an underwritten public offering (the "Offering") under its existing shelf registration statement (File No. 333-74501) of $200 million aggregate principal amount of 7.45% Senior Notes due 2029 (the "Senior Notes"). Net proceeds from the Offering will be used to repay short-term indebtedness of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

    (a)  Financial Statements
         --------------------

       None.

    (b)  Pro Forma Financial Information
         -------------------------------

       None.

    (c)  Exhibits
          --------

       Exhibit No.    Description of Document
       -----------    -----------------------

      1.1 Underwriting Agreement, dated as of May 14, 1999, by and among Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., Barclays Capital Inc., HSBC Securities, Inc. and the Company.

      1.2 Underwriting Agreement Standard Provisions - Debt Securities and Preferred Stock.

      4.1 Indenture, dated December 23, 1998, between the Company and The First National Bank of Chicago, as Trustee (incorporated by reference to the Company's Registration Statement on Form S-3 (File No. 333-74501), as filed with the Securities and Exchange Commission on March 16, 1999).

      4.2  Global Note representing $200 million of 7.45% Senior Notes due 2029.

      5.1  Opinion of Rogers & Wells LLP.

      5.2  Opinion of Douglas S. Brossman

     23.1  Consent of Rogers & Wells LLP (included as part of Exhibit 5.1).

     23.2  Consent of Douglas S. Brossman (included as part of Exhibit 5.2).

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ARMSTRONG WORLD INDUSTRIES, INC.



                           By: /s/ Walter T. Gangl
                              ------------------------------------------
                           Name:    Walter T. Gangl
                           Title:   Deputy General Counsel Corporate and
                                    Assistant Secretary

Date:  May 20, 1999
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                                 EXHIBIT INDEX



Exhibit No.    Exhibit
-----------    -------

   1.1 Underwriting Agreement, dated as of May 14, 1999, by and among Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Banc One Capital Markets, Inc., Barclays Capital Inc., HSBC Securities, Inc. and the Company.

   1.2 Underwriting Agreement Standard Provisions - Debt Securities and Preferred Stock.

   4.1 Indenture, dated December 23, 1998, between the Company and The First National Bank of Chicago, as Trustee (incorporated by reference to the Company's Registration Statement on Form S-3 (File No. 333-74501), as filed with the Securities and Exchange Commission on March 16, 1999).

   4.2        Global Note representing $200 million of 7.45% Senior Notes due
              2029.

   5.1        Opinion of Rogers & Wells LLP.

   5.2        Opinion of Douglas S. Brossman.

  23.1        Consent of Rogers & Wells LLP (included as part of Exhibit 5.1).

  23.2        Consent of Douglas S. Brossman (included as part of Exhibit 5.2).